EXHIBIT 32



                    CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002


         In connection with the quarterly report on Form 10-QSB of Superior Galleries, Inc. (the "Company") for the quarterly period ended September 30, 2003 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 17, 2003
                                        By: /s/ Silvano DiGenova
                                            ------------------------------------
                                            Silvano DiGenova
                                            Chief Executive Officer



         In connection with the quarterly report on Form 10-QSB of Superior Galleries, Inc. (the "Company") for the quarterly period ended September 30, 2003 (the "Report"), the undersigned hereby certifies in his capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 17, 2003
                                            By: /s/ Paul Biberkraut
                                            ------------------------------------
                                            Paul Biberkraut
                                            Chief Financial Officer